UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2023, GameStop Corp. (the “Company”) was informed by Diana Saadeh-Jajeh, the Company’s Chief Financial Officer, that she will resign from such position effective August 11, 2023. Ms. Saadeh-Jajeh’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles and practices.

On July 27, 2023, in connection with Ms. Saadeh-Jajeh’s resignation, the Board appointed Daniel Moore as the Company’s Principal Accounting Officer and interim Principal Financial Officer effective August 11, 2023.

Mr. Moore, 40 years old, has served as the Company’s Vice President, Corporate Global Controller since September 2022, and as Vice President, Global Tax since July 2021. Prior to joining the Company in 2021, Mr. Moore held the position of Vice President, Tax at Elevate Textiles, and Director of International Tax at Roper Technologies. Overall, Mr. Moore has over 18 years’ experience in accounting and tax.

No family relationships exist between Mr. Moore and any of the Company’s directors or other executive officers. There are no other arrangements between Mr. Moore and any other person pursuant to which he was selected as an officer, nor are there any transactions to which the Company is or was a participant and in which Mr. Moore has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

On July 27, 2023, the Company issued a press release announcing the resignation of Ms. Saadeh-Jajeh and the appointment of Mr. Moore as its Principal Accounting Officer and interim Principal Financial Officer, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

This information is furnished pursuant to Item 7.01 “Regulation FD Disclosure,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: July 27, 2023	By:	/s/ Mark H. Robinson
Mark H. Robinson General Manager and General Counsel